UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

ROOMSTORE, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 000-54019

Virginia	54-1832498
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12501 Patterson Avenue Richmond, Virginia	23238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 784-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on Thursday, September 30, 2010. The holders of approximately 45.6% of our outstanding shares of common stock as of August 23, 2010, were represented in person or by proxy at the meeting. Our bylaws require that a majority of our outstanding shares of common stock entitled to vote at the meeting must be present, in person or by proxy, for a quorum to exist. Because a quorum was not present, no matters were voted upon at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RoomStore, Inc.

Date: October 6, 2010	By:	/s/ Lewis M. Brubaker
Lewis M. Brubaker
Senior VP and CFO